================================================================================




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report                                     DECEMBER 29, 1997
(Date of earliest event reported)



                             MICRODYNE CORPORATION
             (Exact name of registrant as specified in its charter)




   MARYLAND                     0-4384                    52-0856493
(State or other               (Commission                 (IRS Employer
jurisdiction of               File Number)                Identification No.)
incorporation)





                             3601 EISENHOWER AVENUE
                          ALEXANDRIA, VIRGINIA  22304
                    (Address of principal executive offices)


      Registrant's telephone number, including area code:  (703) 329-3700
===============================================================================

Item 8.  Change in Fiscal Year

         On December 29, 1997, Microdyne Corporation (the "Company") changed its fiscal year from a 52/53 week fiscal year ending on the Sunday closest to September 30 to a calendar year ending on September 30. As a result, the Company's 1998 fiscal year will now end on September 30, 1998, rather than on September 27, 1998.

                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                            MICRODYNE CORPORATION
                                            (Registrant)



                                            By: /s/ Massoud Safavi
                                                ---------------------------
                                                  Massoud Safavi
                                                  Chief Financial Officer





Date: January 22, 1998